                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. __ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or
     Sections 240.14a-12

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                (Name of Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:


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

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


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

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202

                      ------------------------------------
                  Notice of Special Meeting of Contractholders

                        --------------------------------

Dear Contractholders:

     A special meeting of contractholders (the "Meeting") participating in the March, June, September and December Divisions (each a "Division" and collectively, the "Divisions"), each a series of Separate Account Ten of Integrity Life Insurance Company (the "Separate Account"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on August 10, 2001, at 3:00 p.m. Eastern Time. The purpose of the Meeting is:

1. to approve a new sub-advisory agreement between Touchstone Advisors, Inc. (the "Manager"), the Separate Account's investment adviser, and INVESCO - National Asset Management (the "Sub-Adviser"), the Separate Account's sub-adviser, separately with respect to each Division; and

2. to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Managers of the Separate Account has fixed the close of business on May 22, 2001 as the record date (the "Record Date") for determining the contractholders entitled to receive this notice and to vote at the Meeting.

                                         By Order of the Board of Managers,


                                         Kevin L. Howard
                                         Secretary

___________, 2001

Each contractholder participating in the Separate Account as of the Record Date is urged to exercise the right to give voting instructions for the Special Meeting of contractholders by filling in, dating and signing the enclosed voting instructions card and returning it in the return envelope provided.


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

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202

                      ------------------------------------
                                 PROXY STATEMENT
                       Special Meeting of Contractholders
                          August 10, 2001 at 3:00 p.m.

                      ------------------------------------

     THE BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY (THE SEPARATE ACCOUNT) SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF CONTRACTHOLDERS (THE MEETING). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on August 10, 2001 at 3:00 p.m.

     The purpose of the Meeting is to allow contractholders to consider a new sub-advisory agreement for the Separate Account, on behalf of its March, June, September and December Divisions (each, a "Division" and collectively, the "Divisions"). As described in more detail below, the sub-advisory agreement most-recently approved by contractholders automatically terminated, by operation of law, as a result of the merger of the Separate Account's sub-adviser, National Asset Management Corporation ("NAM"), with and into AVZ, Inc. ("AVZ") a wholly owned subsidiary of AMVESCAP, PLC ("AMVESCAP") on April 18, 2001. The terms of this acquisition and of the new sub-advisory agreement are discussed below.

     OTHER THAN ITS EFFECTIVE DATE AND THE IDENTITY OF THE SUB-ADVISER, THE NEW SUB-ADVISORY AGREEMENT IS IDENTICAL IN FORM AND TERMS TO THE SUB-ADVISORY AGREEMENT THAT AUTOMATICALLY TERMINATED ON APRIL 18, 2001. ALTHOUGH THE IDENTITY OF THE SUB-ADVISER IS CHANGING, NO SIGNIFICANT CHANGES IN ITS PERSONNEL OR PRACTICES WITH RESPECT TO THE DIVISIONS ARE ANTICIPATED.

Therefore:

1. Contractholders of each Division, voting separately, are being asked to approve a new sub-advisory agreement between Touchstone Advisors, Inc. (the "Manager"), the Separate Account's investment adviser, and INVESCO- National Asset Management (the "Sub-Adviser"), the Separate Account's sub-adviser (the "New Sub-Advisory Agreement"); and

2. Contractholders are being asked to transact such other business as may properly come before the Meeting or any adjournment thereof.


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

     The following factors, among others, should be considered by contractholders in determining whether to approve the New Sub-Advisory
Agreement:

- The New Sub-Advisory Agreement was unanimously approved by the Separate Account's Board of Managers, including the Independent Managers (as defined below);

- There will be no change in the investment objectives or policies of any Division;

- There will be no increase in the fees payable to the Manager or the Sub-Adviser as a result of the approval and implementation of the New Sub-Advisory Agreement; and

- No significant changes are contemplated in the personnel of the Sub-Adviser who are responsible for managing the investments of each Division.

     The Separate Account was established in Ohio on February 4, 1998, and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four Divisions. Each Division of the Separate Account invests directly in securities and funds certain variable annuity contracts issued by Integrity Life Insurance Company.

     This Proxy Statement is being furnished on or about ________, 2001, on behalf of the Board of Managers of the Separate Account (the "Board of Managers", the "Board" or the "Managers") to the contractholders participating in the Separate Account in order to obtain voting instructions from the contractholders on the proposals to be considered at the Meeting. The Board of Managers has fixed the close of business on May 22, 2001 as the record date (the "Record Date") for determining the contractholders entitled to receive this notice and to vote at the Meeting. Contractholders may cast a number of votes and fractions of votes equal to the number of dollars and fractions of dollars credited to each contractholder as of the Record Date. As of the Record Date, the value in dollars credited to variable annuity contracts outstanding with respect to each Division was as follows:

                                            DOLLAR VALUE OF
                  DIVISION                  CONTRACTS OUTSTANDING

                  March Division            $ 4,492,231.79

                  June Division             $ 4,064,301.45

                  September Division        $ 6,450,564.03

                  December Division         $ 6,317,271.03


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

     The Managers and officers of the Separate Account, both individually and as a group, beneficially own less than 1% of the total interest in each Division. The following individuals have the right to vote more than 5% of the total interest in the specific Division listed:

         MARCH DIVISION                              SHARES / PERCENTAGE
         Effie Sumrall                               28,606.797 / 6.98973%

         JUNE DIVISION
         Victor Grossman                             20,111.200 / 5.64648%

         SEPTEMBER DIVISION
         Lambert Family Trust                        30,006.00 / 5.24859%
         David Wise                                  71,214.961 / 12.45677%

     The Separate Account expects that the solicitation of voting instructions from contractholders will be made by mail. All costs of the Meeting and of soliciting proxies will be borne by the Sub-Adviser or its affiliates.

     The votes of contractholders represented by properly signed and completed proxies will be voted in accordance with the instructions received. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contractholders will be voted in favor of the proposals. Proxies executed by contractholders may be revoked by a written instrument received by the Secretary of the Separate Account at any time before the proxies are exercised, by the delivery of a later-dated proxy, or by attendance at the Meeting and voting in person.

     Pursuant to the Separate Account's Rules and Regulations, the presence in person or by proxy of contractholders entitled to cast one-quarter of the votes entitled to be cast at a Meeting shall constitute a quorum for the transaction of business at such meeting. If the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) is required for action to be taken on any matter at the Meeting, such as Proposal No. 1, the presence in person or by proxy of contractholders entitled to cast at least one-half of the total number of votes is required in order to constitute a quorum. If a quorum is not present, contractholders present in person or by proxy who are entitled to vote at the Meeting, or, if no such contractholder is present, any person entitled to act as secretary of the Meeting, may adjourn the Meeting for a period of not more than 60 days if necessary to obtain additional voting instructions from contractholders.

Each contractholder participating in the Separate Account as of the Record Date is urged to exercise the right to give voting instructions for the Special Meeting of Contractholders by filling in, dating and signing the voting instructions card for the Division(s) and returning the card in the return envelope provided.


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

PROPOSAL NO. 1: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
                THE MANAGER AND THE SUB-ADVISER

                                 MARCH DIVISION
                                  JUNE DIVISION
                               SEPTEMBER DIVISION
                                DECEMBER DIVISION

BACKGROUND

     The Manager serves as the investment adviser to the Separate Account and each of its Divisions pursuant to a management agreement, dated April 4, 2000 (the "Management Agreement"). The Management Agreement authorizes the Manager to retain companies to provide investment advisory services to the Divisions. Accordingly, the Manager entered into a sub-advisory agreement with NAM, pursuant to which NAM served as sub-adviser to, and was primarily responsible for, managing the investments of each Division (the "Old Sub-Advisory Agreement"). NAM has served as sub-adviser to the Divisions since June 1998.

     THE TRANSACTION. On April 18, 2001 (the "Closing Date"), NAM completed a merger with AVZ, Inc., 1315 Peachtree Street, N.E. Suite 500 Atlanta, Georgia 30309. AVZ is a wholly owned subsidiary of AMVESCAP. AVZ subsequently transferred all of the NAM assets to INVESCO, Inc. another wholly owned subsidiary of AMVESCAP. The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP also maintains offices at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. In the transaction, AVZ acquired all the outstanding shares of NAM for a purchase price of approximately $200 million paid in cash and AMVESCAP shares (the "Transaction"). In addition, the Transaction also includes additional contingent earn-out payments of up to $75 million if the Sub-Adviser achieves designated compound annual revenue growth rates over the next three years. As a result of the Transaction, the Sub-Adviser's business is now conducted by, and its name was changed to, INVESCO-National Asset Management.

     INVESCO manages individualized investment portfolios of equity, fixed-income and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO, Inc. includes the following Divisions:

- INVESCO Fundamental Equity Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

- INVESCO Fixed Income/Stable Value, Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.


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

- INVESCO Managed Accounts Division, Atlanta, Georgia, is responsible for providing advisory services through "wrap fee" programs offered by brokerage firms. Such wrap fee programs are specifically designed to meet the needs of individuals and smaller institutions seeking professional management.

- INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

- INVESCO Northeast Division, Boston, Massachusetts, primarily manages pension and endowment accounts. It is also an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment adviser to several closed-end investment companies, sub-adviser with respect to certain commingled employee benefit trusts and sub-adviser to INVESCO VIF - Market Neutral Fund.

     AMVESCAP is a publicly-traded holding company. Through its subsidiaries, AMVESCAP engages in the business of investment management on an international basis. AMVESCAP is one of the largest independent investment management businesses in the world, with approximately $402.6 billion in assets under management as of December 31, 2000.

     TERMINATION OF THE OLD SUB-ADVISORY AGREEMENT. As required by Section 15 of the 1940 Act, the Old Sub-Advisory Agreement provided for its automatic termination in the event of its assignment. Any change in control of a sub-adviser is deemed to be an assignment. Because all of the outstanding shares of NAM were acquired by AVZ, the Transaction resulted in the change of control of NAM, which caused an automatic termination of the Old Sub-Advisory Agreement on the Closing Date under the 1940 Act.

     SECTION 15(f) OF THE 1940 ACT. AVZ has agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an assignment of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Transaction.

     The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser. At present, more than 75% of the Board is composed of Managers who are not interested persons.

     THE NEW SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement between the Manager and the Sub-Adviser on behalf of each Division is identical to the Old Sub-Advisory Agreement, with the exception of the identity of the investment manager and the effective date.

     The New Sub-Advisory Agreement was approved by the Board of Managers of the Separate Account, including the Managers who are not "interested persons" of the Separate Account ("Independent Managers") at an in-person meeting held on April 6, 2001.

     The New Sub-Advisory Agreement is being submitted for approval by contractholders participating in each Division. A description of the material terms of the New Sub-Advisory Agreement, which are identical to the material terms of the Old Sub-Advisory Agreement, is set forth below. A copy of the New Sub-Advisory Agreement is annexed to this Proxy Statement as Exhibit A.

     INTERIM SUB-ADVISORY AGREEMENT. On April 6, 2001, in connection with the approval of the New Sub-Advisory Agreement, the Board of Managers considered that the Transaction might close prior to the date of the Meeting, resulting in the assignment and automatic termination of the Old Sub-Advisory Agreement before contractholders were afforded an opportunity to approve the New Sub-Advisory Agreement. Accordingly, the Board of Managers, including all the Independent Managers, unanimously approved an interim sub-advisory agreement ("Interim Sub-Advisory Agreement") between the Manager and the Sub-Adviser, which took effect upon the Closing Date and may remain in effect for a period of up to 150 days thereafter or, if earlier, until the date contractholders approve the New Sub-Advisory Agreement. The Sub-Adviser has been serving pursuant to the Interim Sub-Advisory Agreement since the Closing Date. The Interim Sub-Advisory Agreement requires all sub-advisory fees to be escrowed pending contractholder approval of the New Sub-Advisory Agreement. Except for the provisions relating to the escrow of sub-advisory fees, the Interim Sub-Advisory Agreement is identical to the New Sub-Advisory Agreement that contractholders are being asked to approve.

     EFFECT OF TRANSACTION ON SUB-ADVISORY SERVICES. AVZ has advised the Separate Account that the Transaction is not expected to have a material effect on the operations of the Divisions or on contractholders. No material change in investment philosophy, policies or strategies is currently envisioned. AVZ does not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Sub-Adviser relating to the Divisions, the personnel managing the Divisions, or other services provided to or other business activities of the Divisions. The Transaction also is not expected to result in material changes in the business, corporate structure


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

or composition of the senior management or personnel of the Sub-Adviser. Based on the foregoing, AVZ does not anticipate that the Transaction will cause a reduction in the quality of services now being provided to the Divisions, or have any adverse effect on the Sub-Adviser's ability to fulfill its obligations under the New Sub-Advisory Agreement or to operate its business in a manner consistent with its current practices.

THE OLD AND NEW SUB-ADVISORY AGREEMENTS

     The Old Sub-Advisory Agreement between the Manager and the Sub-Adviser was most recently submitted to and approved by contractholders on April 4, 2000. Contractholders were asked to approve the Old Sub-Advisory Agreement at that time because the prior sub-advisory agreement terminated automatically as a result of the termination of the Separate Account's then-effective investment advisory agreement with the Manager's predecessor. The following is a summary of the material terms of the New Sub-Advisory Agreement, which are the same as the material terms of the Old Sub-Advisory Agreement, with the exception of the identity of the investment manager and the effective date:

     ADVISORY SERVICES. The Sub-Adviser will provide a continuous investment program for the Divisions and will determine the composition of each Division's assets.

     COMPENSATION FOR SERVICES. The Manager (and not the Separate Account) will pay the Sub-Adviser a sub-advisory fee based on an annual rate of 0.10% of each Division's total average daily net assets up to $100 million and 0.05% of total average daily net assets in excess of $100 million. The foregoing rate is the same as the rate that was in effect under the Old Sub-Advisory Agreement. In addition, under both the Old and New Sub-Advisory Agreements, the Manager has guaranteed that it or its affiliates will pay the Sub-Adviser a minimum annual fee of $50,000 in connection with the Sub-Adviser's services to the Separate Account. For the fiscal year ended December 31, 2000, the Sub-Adviser received the following fees from the Separate Account:

     March Division         $4,743.86     June Division             $4,189.51
     September Division     $7,578.31     December Division         $7,220.13

     PAYMENT OF EXPENSES. The Sub-Adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

     LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, the Sub-Adviser and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.


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

     TERM. The New Sub-Advisory Agreement will continue for two years from the date of its execution and thereafter from year to year subject to approval, at least annually, in accordance with the requirements of the 1940 Act.

     TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days written notice by the Sub-Adviser, the Manager, the Board of Managers, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Division (as defined in the 1940 Act). The New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940
Act) or the termination of the Management Agreement.

BOARD CONSIDERATIONS

     At a meeting of the Board of Managers of the Separate Account held in person on April 6, 2001, management of the Separate Account explained the terms of the Transaction and recommended that the Board approve the New Sub-Advisory Agreement between the Manager and the Sub-Adviser. A representative of INVESCO, Inc., the proposed successor Sub-Adviser, participated by conference call in the meeting and made a detailed presentation to the Board about the organization's resources, personnel, experience and commitment to the Separate Account. Counsel to the Separate Account and the Managers also participated by conference call in this meeting.

     At the meeting the Board of Managers, including all of the Independent Managers, determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Separate Account and each Division is in the best interests of the Separate Account and of each respective Division and its contractholders.

     In determining to approve the New Sub-Advisory Agreement, the Managers evaluated the factors they deemed relevant with respect to each Division. Among other things, the Board considered that the Sub-Adviser will continue to employ key management personnel of NAM. In this connection, the Board considered that certain incentive programs were proposed by INVESCO, Inc. that are designed to ensure continuity of key management personnel and the Sub-Adviser's investment process after consummation of the Transaction. The Board also considered that, although the identity of the investment manager will change, no change in the nature or quality of services currently and historically provided to the Separate Account is expected. NAM will continue to manage equities and other assets for institutional clients, such as the Separate Account, after the merger. The Board of Managers was provided assurances that the Sub-Adviser does not foresee any changes in the day-to-day operations of the Separate Account as a result of the Transaction and that the Sub-Adviser will have the financial ability and other resources to fulfill its commitment to the Separate Account under the New Sub-Advisory Agreement. It was represented to the Board of Managers that there were no plans to move NAM or any of its partners or employees out of Louisville, Kentucky.

     In connection with their consideration of the New Sub-Advisory Agreement, the Managers had substantial information concerning the management, financial position and business of AMVESCAP and its subsidiaries, including INVESCO, Inc. Among other things, the Managers considered the history of AMVESCAP's and its subsidiaries' business and operations and the performance of the investment companies and private accounts advised by AMVESCAP and its subsidiaries. It was noted that AMVESCAP manages more than $93 billion in assets for institutional investors and offers a bread range of investment services. There are no investment companies managed by INVESCO, Inc. having investment objectives similar to those of the Divisions. The Managers also considered that the Sub-Adviser would be able to draw upon the significant resources that AMVESCAP and its subsidiaries would make available to the Sub-Adviser.

     The Board also considered that the New Sub-Advisory Agreement is the same as the Old Sub-Advisory Agreement in all material respects, including the rate of the sub-advisory fee. The Board further considered that AMVESCAP that neither it nor its affiliates would impose an "unfair burden" on the Separate Account within the meaning of Section 15(f) of the 1940 Act for a period of two years following the Closing Date and that AMVESCAP and its affiliates will use reasonable best efforts to assure that for a period of three years following the Closing Date at least 75% of the members of the Board of Managers of the Separate Account will not be interested persons of either NAM or INVESCO, Inc. The Board determined that it was necessary and in the best interests of each Division and its contractholders to enter into the New Sub-Advisory Agreement to ensure continued receipt of the same quality of services as is currently provided.

     In addition, the Board of Managers, including all the Independent Managers, unanimously determined that the terms of the Interim Sub-Advisory Agreement are fair and reasonable. In determining to approve the Interim Sub-Advisory Agreement, the Board of Managers considered, among other things, that the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Separate Account's custodian and if a majority of each Division's outstanding voting securities approves the New Sub-Advisory Agreement by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the Sub-Adviser. The Board also took into account that if a majority of any Division's outstanding voting securities does not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of: (a) any costs incurred while performing the Interim Sub-Advisory Agreement for the non-approving Division(s) (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned) attributable to the non-approving Division(s).

RECOMMENDATION OF THE BOARD OF MANAGERS

     At an in-person meeting held on April 6, 2001, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Sub-Advisory Agreement for each Division and to recommend that contractholders of each Division vote for the New Sub-Advisory Agreement.


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

VOTE REQUIRED FOR PROPOSAL NO. 1

     Contractholders participating in each Division vote separately on whether to approve Proposal No. 1 with respect to that Division. Approval of Proposal No. 1 with respect to a Division requires the affirmative vote of a majority of the outstanding voting securities of that Division. Majority for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Division or (2) 67% or more of the shares of the Division represented at the meeting if more than 50% of such shares are represented.

     If Proposal No. 1 is not approved by the contractholders participating in any Division, the Board will consider what other action, if any, should be taken to obtain sub-advisory services. Failure to approve Proposal No. 1 by the contractholders participating in a particular Division will not affect the approval of Proposal No. 1 with respect to any other Division.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE SUB-ADVISER

     INVESCO - NATIONAL ASSET MANAGEMENT, 400 W. Market Street, Louisville, KY 40202, presently serves as the Sub-Adviser to the Divisions pursuant to the terms of the Interim Sub-Advisory Agreement. The Sub-Adviser was founded in 1979 as National Asset Management Corporation and, prior to its merger with and into AVZ, Inc., AMVESCAP, was owned by its principals. The firm has been providing investment management services to institutions and high-net worth individuals since its inception and, as of December 31, 2000, had assets under management of approximately $17.261 billion. On the Closing Date, the Sub-Adviser became a separate operating division of INVESCO, Inc. and its name was changed to the INVESCO - National Asset Management..

The following chart lists the names, addresses and principal occupation of the principal officers and directors of the Sub-Adviser. The address of each, as it relates to his or her duties with respect to the Sub-Adviser is the same as that of the Sub-Adviser.

NAME                                   PRINCIPAL OCCUPATION

William F. Chandler                    Founder and Principal

Carl W. Hafele                         Chief Executive Officer and Principal

Stephen G. Mullins                     Principal

David B. Hiller                        Principal

Michael C. Heyman                      Principal

Larry J. Walker                        Principal

John W. Ferreby                        Principal

Matthew G. Bevin                       Director of Marketing and Principal

David B. Chick                         Principal

Erik N. Evans                          Principal

Catherine R. Stodghill                 Principal

Brent A. Bell                          Principal

Randall T. Zipfel                      Chief Operating Officer and Principal

THE MANAGER

     Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202, serves as the investment adviser to the Separate Account and each of its Divisions pursuant to the Management Agreement.

DISTRIBUTOR

     Touchstone Securities, Inc., 311 Pike Street, Cincinnati, Ohio 45202 is the Separate Account's distributor.

TRANSFER AGENT, DIVIDEND AGENT, RECORDKEEPING AGENT AND CUSTODIAN

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Separate Account's transfer agent, dividend disbursing agent, recordkeeping agent and custodian.

OTHER MATTERS

     The Board of Managers does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO CONTRACTHOLDERS AND FINANCIAL STATEMENTS

     The Separate Account will furnish to contractholders, without charge, a copy of the most recent Annual and Semi-Annual Reports. Copies of the Annual and Semi-Annual Reports may be obtained from the Separate Account, without charge, by contacting the Separate Account in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

CONTRACTHOLDER PROPOSALS

     The Separate Account is not required to hold annual meetings of contractholders and currently does not intend to hold such meetings unless contractholder action is required in accordance with the 1940 Act or the Separate Account's Rules and Regulations. A contractholder proposal to be considered for inclusion in the proxy statement at any meeting of contractholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                                  Respectfully Submitted,



                                                  Kevin L. Howard
                                                  Secretary

Dated: ___________, 2001

Contractholders are requested to fill in, date and sign the voting instructions card and return it promptly in the enclosed prepaid envelope.

1-WA-1605233v2

ADDITIONAL DISCLOSURE MATTERS TO BE CONSIDERED

Set forth below are specific items from Schedule 14A that must be considered to determine whether additional disclosure will be required in the proxy statement. It appears that the only item possibly requiring a response is Item 22(c)(10).

Item 22(a)(3)(v):   Describe any purchases or sales of securities of NAM,
INVESCO, Inc., or either of their parents or their subsidiaries (including subsidiaries of the either parent), since the beginning of the most recently completed fiscal year by any Manager of the Separate Account. Transactions involving securities in an amount not exceeding 1% of the outstanding securities of any class do not have to be disclosed.

Item 22(c)(5): Name each officer or Manager of the Separate Account who is an officer, employee, director, or shareholder of NAM or INVESCO, Inc. As to any officer or Manager of the Separate Account who owns securities or has any other material direct or indirect interest in NAM or INVESCO, Inc. or any person controlling, controlled by or under common control with either, describe the nature of the interest.

Item 22(c)(6): Describe briefly and the state the approximate amount of, where practicable, any material interest, direct or indirect, of any Manager of the Separate Account in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which NAM or INVESCO, Inc., any parent or subsidiary of either, or any subsidiary of either parent was or is to be a party. No information need be given with respect to any transaction that is not related to the business or operations of the Separate Account and to which neither the Separate Account nor any of its parents or subsidiaries is a party.

Item 22(c)(7): Disclose any financial condition of INVESCO, Inc. that is reasonably likely to impair the financial ability of INVESCO, Inc. to fulfill its commitment to the Separate Account under the New Sub-Advisory Agreement.

Item 22(c)(10): If the Sub-Adviser acts as an investment adviser (whether as a primary adviser or sub-adviser) with respect to any other fund having a similar investment objective, identify and state the size of such other fund and the rate of the Sub-Adviser's compensation. Also indicate whether the Sub-Adviser has waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

Item 22(c)(12): Describe any arrangement or understanding made in connection with the New Sub-Advisory Agreement with respect to the composition of the Board of Managers or the board of the Sub-Adviser or with respect to the selection or appointment of any person to any office with either the Separate Account or the Sub-Adviser.

Item 22(c)(13): For the most recently completed fiscal year, state (i) the aggregate amount of commissions paid by each Division to any affiliated broker and (ii) the percentage of each Division's aggregate brokerage commissions paid to any such affiliated broker. Also, identify each affiliated broker and the relationships that cause it to be affiliated.

Note to Item 22(c)(13): We reviewed post-effective amendment no. 3 to the Separate Account's registration statement on Form N-3 to determine whether commissions were paid to affiliated brokers during the Separate Account's fiscal year 2000. As you know, Item 22(b) of Form N-3 requires this information to be disclosed in the SAI. Part 5 of the SAI explains that affiliated brokers may be used and that the Board of Managers has adopted procedures for handling affiliated brokerage. It appears, however, that the Separate Account did not use affiliated brokers because there is no disclosure concerning amounts paid to such brokers.

Item 22(c)(14): Disclose the amount of any fees paid by each Division to NAM, its affiliated persons or any affiliated person of such person during the most recent fiscal year for services provided to the Divisions (other than under the investment advisory contract or for brokerage commissions). State whether these services will continue to be provided after the New Sub-Advisory Agreement is approved.

                                   SCHEDULE A

                             SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of __________, 2001, between Touchstone Advisors, Inc. (MANAGER), a Delaware corporation, and National Asset Management Corporation, a Kentucky corporation (SUB-ADVISER).

WHEREAS, Manager, a wholly-owned subsidiary of The Western and Southern Life Insurance Comapny, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated March 3, 2000 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to Separate Account Ten of Integrity Life Insurance Company (the SEPARATE ACCOUNT), which is a managed separate account registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Separate Account is authorized to subdivide into portfolios, each such portfolio representing a separate division (collectively, the DIVISIONS) of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Separate Account, and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Separate Account's Board of Managers and the Manager, and in compliance with each Division's investment objectives and policies, the Sub-Adviser will provide an investment program for the Divisions and determine the composition of the assets of the Divisions, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Divisions's holdings. The Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Divisions. To the extent, if any, permitted by the investment policies of the Divisions, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Divisions. The Sub-Adviser will provide the services under this Agreement in accordance with each Division's investment objective or objectives, policies, and restrictions as stated in the Separate Account's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Divisions and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Divisions.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Divisions so as to ensure compliance by the Divisions with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE) and regulations issued thereunder. In managing the Divisions in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Separate Account, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Separate Account's Board of Managers of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser is required pursuant to the Divisions' investment objectives to enter into the purchase or sale of a security and such purchase or sale is also in the best interest of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Separate Account and to such other clients.

(d) In connection with the purchase and sale of securities for the Divisions, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Separate Account (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Divisions as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Divisions. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Separate Account's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Separate Account of the valuation of portfolio securities and other investments of the Divisions. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Divisions' securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Divisions for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Separate Account and Manager, promptly upon request, all of the Divisions' investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Separate Account and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Separate Account are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Separate Account's Board of Managers for consideration at meetings of the Board on the investment program for the Divisions and the issuers and securities represented in the Divisions' securities holdings, including a schedule of the investments and other assets held in the Divisions and a statement of all purchases and sales for the Divisions since the last such statement, and will furnish the Separate Account's Board of Managers with periodic and special reports with respect to the Divisions as the Board of Managers and Manager may reasonably request, including statistical information with respect to the Divisions' securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Managers, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Managers of the Separate Account, an appropriate person to discuss the investment performance of the Divisions.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Divisions, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Managers may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Divisions to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Divisions and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Separate Account and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Divisions.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Divisions are the property of the Separate Account and further agrees to surrender promptly to the Separate Account any of such records upon the Separate Account's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .10% of the first $100 million of average daily net assets of the Divisions from the management fee actually received by Manager from the Separate Account and its affiliated separate account offered by National Integrity Life Insurance Company; and at an annual rate of .05% of average daily net assets above $100 million of the Divisions from the management fee actually received by Manager from the Separate Account and its affiliated mutual fund offered through National Integrity Life Insurance Company; provided, however, the Sub-Adviser is guaranteed a minimum sub-advisory fee of $50,000; and provided further, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Divisions shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Separate Account to Manager pursuant to the Management Agreement and as specified in the Separate Account's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Separate Account and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Separate Account's units, or any wrongful action or alleged wrongful action by the Separate Account other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Separate Account filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Divisions or information relating, directly or indirectly, to the Sub-Adviser or the Divisions which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Separate Account specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Separate Account upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Separate Account promptly with respect to written material that has been provided to the Separate Account or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Separate Account or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

SECTION 11. EXCLUSIVITY OF USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the name PINNACLE and SELECT TEN PLUS, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Separate Account, Manager and its affiliates have the sole right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names PINNACLE and SELECT TEN PLUS, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "National Asset Management Corporation" (the SUB-ADVISER'S NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in connection with the Divisions is understood to be used by the Separate Account with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Separate Account a non-exclusive license to use the Sub-Adviser's name in the name of the Divisions upon the conditions hereinafter set forth; provided that the Separate Account may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Divisions pursuant to the terms of this Agreement. Any such use by the Separate Account shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Separate Account or its business, whether or not the same directly competes or conflicts with the Separate Account or its business in any manner.

Manager acknowledges that the Separate Account shall use the Sub-Adviser's name in connection with the Divisions for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Separate Account's rights in the Sub-Adviser's name are limited to its use as a component of the Divisions's name and in connection with accurately describing the activities of the Divisions. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Divisions, then the Separate Account at their own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof for any other commercial purpose (other than the right to refer to the Divisions' former Sub-Adviser's name in the Separate Account's Registration Statement, proxy materials and other Separate Account documents to the extent required under the 1940 Act);

(ii) shall use its best efforts to cause the Separate Account's officers and Board of Managers to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Separate Account may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Divisions until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Managers of the Separate Account, including a majority of the Managers who are not interested persons of the Sub-Adviser, Manager or the Separate Account, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Separate Account, or by the Separate Account, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Managers who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Divisions' voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Divisions.

This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Divisions. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Separate Account terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of Kentucky, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.

By:_________________________________


Attest:_______________________________



NATIONAL ASSET MANAGEMENT CORPORATION

By:__________________________________


Attest:________________________________

              IMPORTANT CONTRACTHOLDER MEETING MATERIALS ENCLOSED


            Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                                    VOTING INSTRUCTION CARD

PLEASE MARK YOUR VOTING INSTRUCTION CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE MANAGERS OF SEPARATE ACCOUNT TEN. A VOTING INSTRUCTION CARD IS PROVIDED FOR THE DIVISIONS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MAY 22, 2001.

The undersigned hereby instructs Integrity Life Insurance Company to vote the shares of Separate Account Ten (the "Separate Account") attributable to his or her variable annuity contract at the Special Meeting of Contractholders to be held at Integrity Life's offices, 515 West Market Street, Louisville, Kentucky 40202 at 3:00 p.m., Eastern Time, August 10, 2001, and at any adjournments thereof, as indicated on the reverse side.


                                             Dated:
                                                   ----------------------------


                                        PLEASE SIGN IN BOX BELOW

                                        ---------------------------------------


                                        ---------------------------------------
                                        Signature(s) Title(s), if applicable

                                        If a contract is held jointly, each
                                        contract owner should sign. If only one
                                        signs, his or her signature will be
                                        binding, If the contract owner is a
                                        corporation, the President or a Vice
                                        President should sign in his or her own
                                        name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                                    SEPARATE TEN

           Please fold and detach card at perforation before mailing

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR
                    NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.     /X/

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

                                                  FOR     AGAINST     ABSTAIN
                                                   / /      / /          / /

1. To approve a new sub-advisory agreement between Touchstone Advisors, Inc. (the "Manager"), the Separate Account's investment adviser, and the National Asset Management Division of INVESCO, Inc. (the "Sub-Adviser"), the Separate Account's sub-adviser (the "New Sub-Advisory Agreement").

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.











                                                                    SEPARATE TEN